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                                                                   EXHIBIT 10.31

                            TECHNOLOGY GUARDIAN, INC.
                     1997 STOCK OPTION AND STOCK BONUS PLAN



        Purposes of and Benefits Under the Plan. This 1997 Stock Option and Stock Bonus Plan (the "Plan") is intended to encourage stock ownership by employees, officers, directors of and consultants to Technology Guardian, Inc. and its controlled, affiliated subsidiary corporations (collectively, the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation's efforts to
(i) induce qualified persons to become employees or officers of or consultants to the Corporation; (ii) compensate employees, officers, directors and consultants for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts, for the success of the Corporation.

        It is intended that options granted by the Committee pursuant to Section 5(a) of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Sections 5(b) of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

        1. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

               (a) "Board" shall mean the Board of Directors of the Corporation.

               (b) "Code" means Internal Revenue Code of 1986, as amended.

               (c) "Committee" shall mean the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

               (d) "Common Stock" shall mean the Corporation's $.001 par value common stock.

               (e) "Exchange Act" means Securities Exchange Act of 1934, as amended from time to time.

               (f) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code.
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               (g) "Fair Market Value" per share as of a particular date means the last sale price of the Common Stock as reported on a national securities exchange or on the NASDAQ National Market System or, if the quotation for the last sale reported is not available for the Common Stock, the average of the closing bid and asked prices of the Common Stock as reported by NASDAQ or on the electronic bulletin board or, if none, the National Quotation Bureau, Inc.'s "Pink Sheets" or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. In the case of Bonuses granted at a time when the Corporation does not have a registration statement in effect relating to the shares issuable hereunder, the value at which the Bonus shares are issued may be determined by the Committee at a reasonable discount from Fair Market Value to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly.

               (h) "Option" means either an Incentive Stock Option or a Non-qualified Stock Option, or both of them.

               (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 6(c) hereunder.

               (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

               (k) "Plan" means this Stock Option and Stock Bonus Plan.

               (l) "Recipient" means any person granted an Option or awarded a Bonus hereunder.

               (m) "Securities Act" means the Securities Act of 1933 ), as amended from time to time.

               (n) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(o of the Code, with respect to the Corporation.

        2.     Administration.

               (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option or Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other


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determinations deemed necessary or advisable for the administration of the Plan.
The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

               (b) Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

               (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option granted hereunder which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void ab initio as if it had never been granted.

               (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

        3.     Eligibility.

               (a) Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees, officers, directors of and consultants to the Corporation. In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

               (b) A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

        4.     Stock Reserved.

               (a) The stock subject to Options or Bonuses hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed 1,200,000 shares, subject to adjustment as provided in Section 6(i) hereof.

               (b) If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable


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to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan, unless the Plan shall have been terminated..

        5.     Stock Options.

               (a) Incentive Stock Options.

                      (1) Options granted pursuant to this Section 5(a) are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. Only employees of the Corporation (as the term "employees" is defined for the purposes of the Internal Revenue Code) shall be entitled to receive Incentive Stock Options.

                      (2) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent corporation or Subsidiary corporation are exercisable for the first time by an Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Code, as amended from time to time.

                      (3) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited they shall be void, except as otherwise provided in Section 9 hereof.

               (b) Non-Qualified Stock Options. Options granted pursuant to this
Section 5(b) are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof, and as determined by resolutions of the Committee.

        6. Terms and Conditions of Option. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

               (a) Number of Shares. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

               (b) Type of Option. Each Option agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.


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               (c) Option Price. Each Option agreement shall state the Option
Price, which shall be determined by the Committee subject only to the following restrictions:

                      (4) The Option Price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall have an Option Price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

                      (5) Any Non-qualified Stock Option granted under the Plan shall be at a price not less than 85% of the Fair Market Value per share on the date of grant.

                      (3) The Option Price shall be subject to adjustment as provided in Section 6(i) hereof.

               (d) Term of Option. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

                      (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed an Option agreement with respect to such Option.

                      (2) Except as further restricted in paragraph 6(d)(3), the exercise period shall not exceed ten years from the date of grant of the Option.

                      (6) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five (5) years.

                      (4) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant, or five years in the case of Incentive Stock Options granted to any person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation.

                      (5) The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

               (e)    Method of Exercise and Medium and Time of Payment.

                      (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.


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                      (2) Each exercise of an Option granted hereunder, whether
in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation's counsel to be advisable pursuant to, any applicable securities laws.

                      (3) The Option Price shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such Option Price or in property or a combination of cash, shares and property and subject to approval of the Committee, may be effected in whole or in part (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or
(B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

                      (7) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

                      (8) The Recipient shall make provision for the withholding of taxes as required by Paragraph 8 hereof.

               (f) Termination. Except as provided herein or in the Option Agreement by and between the Corporation and the Recipient, an Option may not be exercised unless the Recipient then is an employee, officer, director or consultant to the Corporation or a Subsidiary or Parent of the Corporation, and unless the Recipient has remained continuously as an employee, officer, director or consultant to the Corporation since the date of grant of the Option.

                      (1) If the Recipient ceases to be an employee, officer, director or consultant of the Corporation or a Subsidiary or Parent of the Corporation (other than by reason of death, Disability or retirement), other than for cause, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate on the ninetieth day following the date the Recipient ceased to be an employee, officer, director or consultant to, the Corporation.

                      (2) If the Recipient ceases to be an employee, officer, director or consultant of the Corporation or a Subsidiary or Parent of the Corporation by reason of termination for cause, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate thirty days after the date the Recipient ceases to be an employee, officer, director or consultant of the Corporation

                      (3) Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with


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 the Corporation or interfere in any way with the
right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

               (g) Death, Disability or Retirement of Recipient. Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while an employee, officer, director or a consultant to the Corporation, or if the Recipient's employment, officer status or consulting relationship shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

               (h)    Transferability Restriction.

                      (1) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by his legal representative or permitted assignee.

                      (2) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

                      (3)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities law or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to


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deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

               (i)    Effect of Certain Changes.

                      (1) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                      (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; sale or transfer of assets or tender offer or exchange offer, or, in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option to the extent then exercisable. To the extent that Section 422(d) of the Code would not permit the provisions of this paragraph (2) to apply to any outstanding Incentive Stock Options, such Incentive Stock Options shall immediately upon the occurrence of the event described in this paragraph
(2), be treated for all purposes of the Plan as Non-qualified Stock Options and shall be immediately exercisable as such as provided in this paragraph (2).

                      (3) Paragraph (2) of this Section 6(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the fight to exercise such


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Option solely for the kind and amount of shares of stock and other securities
(including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                      (4) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                      (5) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, except as otherwise provided in Section 6(i)(2) hereof.

                      (6) Except as expressly provided in this Section 6(i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off, or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

               (j)    Rights as Shareholder - Non-Distributive Intent.

                      (1) Neither a Recipient of an Option nor such Recipient's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

                      (2) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

                      (3) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to


                                       9.
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the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act. A form of subscription agreement is attached hereto as Exhibit B.

                      (4) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

               (k) Other Provisions. Option Agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable, including, without limitation, (i) the imposition of restrictions upon the vesting and exercise of an Option; and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

        7. Grant of Stock Bonuses. In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses.

               (a) At the time of grant of a Bonus, the Committee may impose a vesting period of up to five years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

               (b) The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act and the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed. Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation's counsel may seem necessary or advisable. Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the Securities Act shall execute a Subscription Agreement substantially in the form of Exhibit B.

        8. Agreement by Recipient Regarding Withholding Taxes. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or the grant of a Bonus to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

        9. Term of Plan. Options and Bonuses may be granted under this Plan from time to time until December 9, 2007, which is ten years from the date the Plan was originally adopted by the Board.


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        10. Amendment and Termination of the Plan. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the, Plan may adversely affect any Option or Bonus previously granted, unless the written consent of the Recipient is obtained.

        11. Assumption. Subject to Section 6, the terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may, but shall not be obligated to assume this Plan.

        12. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board or the Committee, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such fight of action is alleged to have risen or such shorter period as may be provided by law.

        13. Tax Litigation. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of Options or Common Stock issued pursuant to Bonuses granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

        14. Adoption.

               (a) This Plan was approved by the Board of Directors of the Corporation effective December 10, 1997.

               (b) This Plan was approved by the shareholders of the Corporation on December 10, 1997.


                                          TECHNOLOGY GUARDIAN, INC.



                                           By
                                             ---------------------------------
                                             David B. Coulter, President


                                      11.
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Exhibit A

                             STOCK OPTION AGREEMENT

        STOCK OPTION AGREEMENT effective as of this __th day of ______, 199__ between TECHNOLOGY GUARDIAN, INC., a California corporation (the "Corporation"), and ___________________ (the "Recipient").

        In accordance with its Stock Option and Bonus Plan (the "Plan"), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $0.001 par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

        1. Confirmation of Grant of Option. Pursuant to a determination of the Committee (as defined in the Plan) made on __________ 199__ (the "Date of Grant"), the Corporation subject to the terms of the Plan and of this Agreement, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, an [INCENTIVE/NON-QUALIFIED] Stock Option pursuant to Section [5(a) FOR INCENTIVE STOCK OPTIONS OR 5(b) FOR NON-QUALIFIED] of the Plan (the "Option") to purchase an aggregate of __________ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof.

        2. Option Price. The Option Price per share of Common Stock covered by the Option will be $__________ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

        3. Vesting of Option. This option shall vest as to [20%?] of the shares covered hereby on the one year anniversary of the date of Grant. Thereafter, this Option shall vest as to an additional [20%?l of the shares covered hereby, cumulatively, on the [SECOND, THIRD, FOURTH AND FIFTH ANNIVERSARY] dates of the Date of Grant.

        4. Exercise of Option. Except as otherwise provided in Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable (i) after the expiration of the term thereof, and (ii) unless the holder shall at the time of exercise have been an employee, officer or director of or a consultant to the corporation for a period of at least six months.

        The Option may be exercised, as provided in this Paragraph 4, by notice and payment to the Corporation as provided in Paragraph 9 hereof and Section 6(e) of the Plan.

        5. Term of Option. The term of the Option will be through __[NOT MORE THAN 10 YEARS FROM DATE OF GRANT]__ subject to earlier termination or cancellation as provided in this Agreement. Except as otherwise provided in Paragraphs 8 and 9 hereof, the Option will not be exercisable unless the Recipient shall, at the time of exercise, be an employee, officer, director of or consultant to the Corporation.

        The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and has been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

        6. Transferabili1y Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6, will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

        7. Exercise Upon Termination. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer, director or consultant shall be as set forth in Section 6(0 of the Plan.

        8. Death, Disability or Retirement of Recipient. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

        9. Adjustments. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

        10. Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o David B. Coulter, Chairman of the Board of Directors, at 14600 Goldenwest Street, Suite 203, Westminster, California 92683. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address specified below. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

        11. Approval of Consent. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporations counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

        12. Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

        13. Governmental and Other Regulations. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

        14. Conflicts with the Plan. If any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

        Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.



                         TECHNOLOGY GUARDIAN, INC.





                         By
                            ----------------------------------------------------
                            David B. Coulter, Chairman of the Board of Directors

        The undersigned Recipient understands the terms of this Option Agreement. The undersigned acknowledges that he or she can receive a copy of the Plan by request to the Corporation. The undersigned agrees to comply with the terms and conditions of the Plan.

Date __________, 1997

                                    -----------------------------------------

                                    Recipient:
                                              -------------------------------

                                    Tax ID Number:
                                                  ---------------------------

                                    Address:
                                            ---------------------------------

                                    -----------------------------------------

                                    -----------------------------------------

Exhibit B

                             SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

        This Subscription Agreement is entered for the purpose of the undersigned acquiring __________ shares of the $0.001 par value common stock (the "Securities") of Technology Guardian, Inc., a California corporation (the "Corporation") from the Corporation as a Bonus or pursuant to exercise of an Option granted pursuant to the Technology Guardian, Inc. 1997 Stock Option and Stock Bonus Plan (the "Plan"). All capitalized terms not otherwise defined herein shall be as defined in the Plan.

        It is understood that no grant of any Bonus or exercise of any Option at a time when no registration statement relating thereto is effective under the Securities Act can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

        In connection with the undersigned's acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:

        1. The undersigned has been provided with, and has reviewed the following reports of the Company: Tax Returns for years ending 1995, 1996 and its unaudited financial statements through August 30, 1997; the Company's business plan and any subsequent financial forecasts, and, in the event that the Company has filed reports pursuant to the Securities Exchange Act of 1934, including (without limitation) the Corporation's most recent annual report on Form 10-K, all Forms 10-Q for the quarters subsequent to the date of such Form 10-K, all Forms 8-K filed subsequent to the date of such Form 10-K, and all other reports filed by the Corporation pursuant to such Act subsequent to the date of the most recent Form 10-K. The undersigned has also reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

        2. The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

        3. The Securities are being acquired by the undersigned for the undersigned's own account and not on behalf of any other person or entity.

        4. The undersigned understands that the Securities being acquired hereby have not been registered under the Securities Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities under the Securities Act and within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

        5. By the undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

        6. This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

        7. The undersigned acknowledges that the grant of any Bonus or Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to prior approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

        8. The undersigned acknowledges and agrees that the Corporation has withheld shares for the payment of taxes as a result of the grant of the Bonus or the exercise of an Option.

        9. The undersigned has reviewed and has executed the Acknowledgement of Resale Restrictions attached as Schedule 1 hereto and agrees to comply with the representations and warranties set forth therein.

        10. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with ANY provision in the Plan, the provisions of the Plan shall govern.

Date:  __________, 19__                           ___________________________
                                                  Signature of Recipient

Tax ID Number:___________________                 Address:
                                                  ___________________________
                                                  ___________________________


                                      B-2